[front cover]

[MFS logo]                                                      Annual Report
INVESTMENT MANAGEMENT                                          for Year Ended
                                                           September 30, 1996

MFS(R) Total Return Fund

[photo of scale with weights on it]

America learns how "We invented the mutual fund", (see page 40)

Table of Contents

Letter from the Chairman                      1
A Discussion with the Fund Manager            3
Performance Summary                           6
Fund Facts                                    8
Portfolio of Investments                      9
Financial Statements                         24
Notes to Financial Statements                31
Independent Auditors' Report                 38
MFS Family of Funds                          39
Trustees and Officers                        41

[screened box]

Highlights

[bullet] For the year ended September 30, 1996, Class A shares of this balanced
         Fund provided a total return of 13.50%, Class B shares 12.49%, and Class C shares 12.67%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges.

[bullet] About 57% of the Fund's assets are invested in stocks, preferred stocks, and convertible bonds, with the remainder in a blend of corporate bonds and U.S. Treasuries.

[bullet] Two of the Fund's major equity sectors are financial services and energy, which include companies that we feel have earnings prospects or asset values equal to or greater than the overall market.

[bullet] Bank stocks have done well, a reflection of their steady rise in earnings and an increase in merger activity that has made most banks more valuable.

[end screened box]

Letter from the Chairman

[photo of A. Keith Brodkin]

Dear Shareholders:

As we enter the last quarter of 1996, the U.S. economy appears to have settled into a pattern of moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. Real growth in gross domestic product has surpassed our expectations this year, and we now expect growth for all of 1996 could exceed 2.5%. Although individual consumers appear to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to be impressive in its support of the automobile and housing markets. Consumer spending has also been positively impacted by widespread job growth and, more recently, increasing wages. However, the latest statistics appear to be showing signs of a slowdown in consumer spending. This is particularly true when considering overall retail sales, which have been flat for several months. Furthermore, the economies of Europe and Japan continue to be in the doldrums, weakening U.S. export markets while subduing the capital spending plans of American corporations. While economic growth should continue, we expect it could slacken toward the end of the year.

   While we do not anticipate the U.S. stock market to match the extraordinary performance of 1995, we continue to be positive about the equity market this year. Although we believe the equity market represents fair value at current levels, the expected slowdown in corporate earnings growth and the increases in interest rates earlier in the year have raised some near-term concerns, as was seen in July's stock market correction. Further increases in interest rates, and an acceleration of inflation coupled with an additional slowdown in corporate earnings growth, could have a negative effect on the stock market in the near term. However, to the extent that some earnings disappointments are taken as a sign that the economy is not overheating, this may prove beneficial for the longer-term health of the equity market. We also believe that many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. While we have some near-term concerns, we remain quite constructive on the long-term equity market.

   In the bond market, persistent signs of economic weakness led to decreases in short-term interest rates by the Federal Reserve Board in late 1995 and early 1996. Should signs of more rapid economic growth and, particularly, of higher inflation resurface, we would expect the Fed to maintain its anti-inflationary stance. In the beginning of the year, the bond market traded in a narrow range as investors shifted between concern for the lack of a budget resolution in Washington and hope that sluggish economic reports and low inflation might lead to lower interest rates. Later, the fixed-income market began reacting to conflicting signals regarding the economy's strength with more volatile trading patterns marked by an upward bias in interest rates. Interest rates may move even higher over the coming months, but we believe the current rise in bond yields is reaching a point where the fixed-income market is equitably valued.

   Finally, as you may notice, this report to shareholders incorporates a number of changes which we hope you will find informative and useful. Following a discussion with the Fund Manager, we have added new information on the Fund's holdings, including a chart illustrating the portfolio's concentration in the types of investments that meet its criteria. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.

   We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/A. Keith Brodkin

A. Keith Brodkin
Chairman and President

October 10, 1996

A Discussion with the Fund Manager

[photo of David M. Calabro]

For the year ended September 30, 1996, Class A shares of this balanced Fund provided a total return of 13.50%, Class B shares 12.49%, and Class C shares 12.67%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges.

Q. What do you think were some of the reasons for this performance, David?

A. As a balanced fund, we have a large portion of our assets in both stocks and bonds. In addition, we own preferred stocks and convertible bonds, which in many cases provide similar returns to stocks, with less risk. Over the past 12 months, the portfolio held about 57% of its assets in stocks, preferred stocks, and convertible bonds. This allocation provided the bulk of the return for the total portfolio for the past year as equities benefited from a 20.32% increase as measured by the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance.

   The remainder of the portfolio was invested in a blend of corporate and U.S. Treasury bonds with an overall duration between five and six years. This fixed-income sector provided positive returns, but the magnitude was far less than that of the stock portion. For example, the Lehman Brothers Government Corporate Bond Index, which is representative of our fixed-income sector, gained 4.50% over the past year. (The Lehman Index is an unmanaged, market-value weighted index of U.S. Treasury and government-agency securities, excluding mortgage-backed securities.)

Q. Could you describe the business and economic environment you faced over the past year, particularly as it relates to the Fund?

A. During the first part of the fiscal year, economic activity declined, pulling interest rates lower. As the year progressed, the U.S. economy picked up steam and posted a surprisingly strong 4.7% growth rate in the second quarter of the calendar year. This pushed interest rates higher and focused the market on whether or not the Federal Reserve Board would continue the tightening trend.

   This improving economic climate gave investors confidence that the excellent earnings growth of corporate America had staying power, and stock prices moved up. However, the high interest rates hurt bond prices, reducing the overall returns in fixed-income securities.

Q. Would you say your current stock/bond allocation is conservative, aggressive, or somewhere in between? And why are you at that allocation?

A. We would describe our current allocation as slightly conservative. Our allocation to stocks, preferred stocks, and convertible bonds has been in the 57% to 58% range. We would consider 60% neutral and 65% to 70% aggressive.

   We have remained somewhat conservative because we believe equities offer less value now than they have historically. In particular, the dividend yield on the S&P 500 is just 2.2%.

Q. We noticed that financial services and energy are two of your major equity sectors. What is it you like about these sectors more than others?

A. We like to own companies that we feel have earnings prospects equal to or higher than the overall market (as measured by the S&P 500). We also like to pay a price (as measured by P/E ratio, dividend yield, price/book) that is below the market. We have found these characteristics in the financial services and energy sectors over the past 12 months.

Q. What other sectors do you like?

A. We like the health care sector, where strong earnings and consolidation are benefiting the outlook for many stocks. We also like the aerospace and defense area, which we think will benefit from a cyclical increase in the number of aircraft being built over the next three years as well as strong free cash flow generation.

Q. Can you tell us about some sectors you might be avoiding, and why?

A. We have been avoiding the technology sector, where many of the stocks have high growth prospects but also high valuations, which means they often carry greater risk. We are also underweighted in consumer companies because many of them are still unable to raise prices. The U.S. consumer continues to demand more value at lower prices.

Q. Can you name some stocks or sectors that performed as well as or better than expected and tell us why you think they did well?

A. Bank stocks have done particularly well because earnings have risen steadily and an increase in merger activity has made nearly all banks more valuable. Drug company stocks and aerospace and defense stocks have also done well for very similar reasons.

Q. Now, how about some stocks or sectors that did not perform as well as you expected?

A. The telephone stocks have been a big disappointment. While we still believe the telecommunications sector is a dynamic growth area, deregulation activity and continued long-distance pricing battles for long-distance service have hurt most of the major participants.

Q. What can you tell us about your bond position, in terms of types of bonds in the portfolio and their average duration, or interest rate sensitivity?

A. About 65% of our bond portfolio is corporate bonds and 35% is Treasuries and mortgages. The average duration is a little more than five years.

Q. As you look ahead, what changes do you see in the overall market or economic environment, particularly as it relates to your Fund, and how are you positioning the Fund to try and take advantage of those changes?

A. We see a modest growth rate in the U.S. economy over the next 12 months. However, over the near term, we believe the Federal Reserve will keep a close watch on wage inflation and general economic activity, and may raise interest rates should the economic numbers suggest a stronger-than-expected economy.

   Given where equity valuations are today, we feel comfortable with our asset allocation. However, should the stock market experience a meaningful correction, we would be looking to buy stocks.

/s/David M. Calabro

David M. Calabro
(On behalf of the MFS Total Return Team)

[screened box]

Fund Managers' Profiles

David M. Calabro, Vice President; Geoffrey L. Kurinsky, Senior Vice President; Judith N. Lamb, Vice President; Lisa B. Nurme, Vice President; and Maura A. Shaughnessy, Vice President, are the Fund's portfolio managers. Mr. Calabro is the head of this portfolio management team and a manager of the common stock portion of the Fund's portfolio. Mr. Calabro has been employed by MFS since 1992. Mr. Kurinsky, the manager of the Fund's fixed-income securities, has been employed by MFS since 1987. Ms. Lamb, the manager of the Fund's convertible securities, has been employed by MFS since 1992. Ms. Nurme, a manager of the common stock portion of the Fund's portfolio, has been employed by MFS since 1987. Ms. Shaughnessy, also a manager of the common stock portion of the Fund's portfolio, has been employed by MFS since 1991.

[end screened box]

Performance Summary

The information below and on the following page illustrates the historical performance of MFS Total Return Fund Class A shares in comparison to various market indicators. Class A share results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

Class B shares were offered effective August 23, 1993. Information on Class B share performance appears on the next page. Class C shares were offered effective August 1, 1994. Information on Class C share performance appears on the next page.

Growth of a Hypothetical $10,000 Investment
(For the 5-Year Period Ended September 30, 1996)

[typeset representation of line chart]

          MFS Total      Consumer      Lehman
         Return Fund       Price       Brothers     S&P 500
           Class A      Index--U.S.   Gov't/Corp.  Composite
9/91      9525            10000       10000        10000
9/92     10692            10299       11272        11099
9/93     12651            10576       12199        12542
9/94     12516            10889       11997        13000
9/95     14813            11166       13351        16850
9/96     16813            11486       14036        20260

[end line chart]

Growth of a Hypothetical $10,000 Investment
(For the 10-Year Period Ended September 30, 1996)

[typeset representation of line chart]

          MFS Total                  Lehman       Consumer
         Return Fund     S&P 500     Brothers       Price
           Class A      Composite   Gov't/Corp.  Index--U.S.
9/86         9522         10000      10000         10000
9/87        12128         14335       9962         10430
9/88        11693         12555      11234         10866
9/89        14497         16684      12506         11337
9/90        13686         15139      13350         12036
9/91        16732         19849      15467         12444
9/92        18783         22030      17514         12815
9/93        22224         24893      19519         13160
9/94        21987         25803      18710         13550
9/95        26022         33445      21395         13895
9/96        29536         40213      22359         14293

[end line chart]

Average Annual Total Returns               1 Year    3 Years    5 Years    10 Years
----------------------------------------  ---------  ---------  --------------------
MFS Total Return Fund (Class A)
   at net asset value                      +13.50%     +9.94%    +12.03%    +11.98%
----------------------------------------  ---------  ---------  --------------------
MFS Total Return Fund (Class A)
   including 4.75% sales charge             +8.12%     +8.18%    +10.95%    +11.44%
----------------------------------------  ---------  ---------  --------------------
MFS Total Return Fund (Class B)
   without CDSC                            +12.49%     +9.02%    +11.45%    +11.69%
----------------------------------------  ---------  ---------  --------------------
MFS Total Return Fund (Class B)
   with CDSC                                +8.49%     +8.17%    +11.19%    +11.69%
----------------------------------------  ---------  ---------  --------------------
MFS Total Return Fund (Class C)
   without CDSC                            +12.67%     +9.40%    +11.70%    +11.82%
----------------------------------------  ---------  ---------  --------------------
MFS Total Return Fund (Class C)
   with CDSC                               +11.67%     +9.40%    +11.70%    +11.82%
----------------------------------------  ---------  ---------  --------------------
Average balanced fund**                    +12.46%    +10.11%    +10.90%    +11.07%
----------------------------------------  ---------  ---------  --------------------
Lehman Brothers Government Corporate
  Bond Index                                +4.50%     +4.63%     +7.65%     +8.38%
----------------------------------------  ---------  ---------  --------------------
Standard & Poor's 500 Composite Index      +20.32%    +17.34%    +15.17%    +14.93%
----------------------------------------  ---------  ---------  --------------------
Consumer Price Index*                       +2.85%     +2.79%     +2.81%     +3.64%
----------------------------------------  ---------  ---------  --------------------

 *The Consumer Price Index is a popular measure of change in prices. **Source: Lipper Analytical Services Inc.

Class A SEC results include the maximum 4.75% sales charge. Class B SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. See the prospectus for details. Class C shares have no initial sales charge, but along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases made on or after April 1, 1996 will be subject to a 1% CDSC if redeemed within 12 months of purchase.

Class B and Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on August 23, 1993 and of Class C shares on August 1, 1994. Sales charges and operating expenses for Class A, Class B, and Class C shares differ. The Class A share performance, which is included within the Class B and Class C share SEC performance, has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares. Class B and Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

All results are historical and therefore, are not an indication of future results. The principal value and income return of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

[screened box]

Tax Form Summary

In January 1997, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1996.

For the year ended September 30, 1996, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 32.8%.

Federal Income Tax Information on Distributions

For the year ended September 30, 1996, distributions from long-term capital gains were $121,623,591.

[end screened box]

[screen box]

Fund Facts

Strategy:                The Fund's primary objective is to provide
                         above-average current income consistent with prudent employment of capital.

Commencement of
investment operations:   October 6, 1970

Size:                    $3.9 billion as of September 30, 1996

[end screened box]

Portfolio Concentration

Top Ten Equity Holdings

United Technologies                              General Electric Co.
Aerospace, defense, and building equipment       Diversified manufacturing and services
company                                          conglomerate

Royal Dutch Petroleum                            National City Bankshares
Oil exploration and production company           Central U.S. Bank

Chase Manhattan Corp.                            Eastman Kodak Company
Money center bank                                Photographic equipment and supplies

Philip Morris Companies, Inc.                    SmithKline Beecham
Tobacco, food, and beverage conglomerate         Pharmaceutical products company

British Petroleum                                CSX Corp.
Oil exploration and production company           Railroad, shipping, and distribution company

Largest Sectors

[typeset representation of pie chart]

Other                 31.5%

Financial Services    20.3%

Energy                17.0%

Industrial Goods
and Services          12.3%

Utilities and
Communications        10.8%

Health Care            8.1%

[end pie chart]

Portfolio of Investments - September 30, 1996

Non-Convertible Bonds - 38.6%
------------------------------------------------------------------------------------------ ---------------  ----------------
                                                                                           Principal Amount
Issuer                                                                                        (000 Omitted)            Value
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Banks and Credit Companies - 1.0%
  Advanta Corp., 7.47s, 2001                                                                        $ 9,395   $    9,477,206
  Capital One Bank, 6.875s, 2000                                                                     17,765       17,652,903
  Export-Import Bank of Korea, 6.375s, 2006                                                           3,000        2,775,000
  First National Bank of Boston, 7.375s, 2006                                                         2,500        2,503,125
  Union Bank of Switzerland, 7.25s, 2006                                                              5,000        5,012,500
                                                                                                             ---------------
                                                                                                              $   37,420,734
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Corporate Asset Backed - 2.1%
  Beneficial Mortgage Corp. 96-2, 5.585s, 2026                                                      $25,000   $   25,000,000
  Chevy Chase Master Credit Card Trust, 96-A, 5.619s, 2001                                           32,500       32,500,000
  Continental Air, 96-2, 10.22s, 2014##                                                               5,875        6,792,969
  First Union Corp., 5.482s, 2003                                                                    12,500       12,515,625
  Merrill Lynch Mortgage Investors, Inc., 9.7s, 2010                                                    253          257,845
  Merrill Lynch Mortgage Investors, Inc., 91-C, "B", 8.9s, 2011                                       1,953        1,965,792
  Merrill Lynch Mortgage Investors, Inc., 9s, 2011                                                      702          720,946
  Merrill Lynch Mortgage Investors, Inc., 9.25s, 2011                                                   242          248,984
  Merrill Lynch Mortgage Investors, Inc., 94-M1, 8.073s, 2022+                                        4,000        2,985,000
                                                                                                             ---------------
                                                                                                              $   82,987,161
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Financial Institutions - 1.7%
  Alex Brown, Inc., 7.625s, 2005                                                                    $ 4,215   $    4,225,158
  Auburn Hills Trust, 12s, 2020                                                                       7,795       11,393,250
  Bankers Trust of New York Corp., 7.375s, 2008                                                      12,913       12,734,543
  Contifinancial Corp., 8.375s, 2003                                                                  3,800        3,790,500
  Fairfax Financial Holdings, 8.3s, 2026                                                              5,225        5,263,665
  HubCo., Inc., 8.2s, 2006##                                                                          1,965        1,994,829
  Lehman Brothers, Inc., 7.5s, 2026                                                                  15,600       15,799,056
  Salton Sea Funding Corp., 7.37s, 2005                                                               5,250        5,130,405
  Salton Sea Funding Corp., 7.84s, 2010                                                               5,250        5,155,710
  Salton Sea Funding Corp., 8.3s, 2011                                                                2,500        2,531,800
                                                                                                             ---------------
                                                                                                              $   68,018,916
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Foreign - U.S. Dollar Denominated - 1.0%
  Domtar, Inc., 9.5s, 2016                                                                          $ 2,700   $    2,821,500
  Financiera Energetica Nacional S.A., 6.625s, 1996##                                                 5,360        5,360,000
  Financiera Energetica Nacional S.A., 9.375s, 2006##                                                 1,360        1,366,800
  Hidroelectrica Alicura, 8.375s, 1999##                                                              6,244        6,009,850
  Naples, Italy, 7.52s, 2006                                                                          4,725        4,780,755
  Ocensa, 9.35s, 2005##                                                                               3,500        3,468,637
  Province of Quebec, Canada, 6.5s, 2006                                                              3,125        2,948,466
  Province of Saskatchewan, Canada, 9.375s, 2020                                                        500          593,810
  Republic of Argentina, 9.25s, 2001                                                                  3,000        2,943,750
  Republic of Colombia, 8.75s, 1999                                                                   3,640        3,744,650
  Republic of Colombia, 8.7s, 2016                                                                    7,610        6,991,688
                                                                                                             ---------------
                                                                                                              $   41,029,906
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Industrials - 5.1%
 Building - 0.2%
  Owens Corning Fiberglass Corp., 8.875s, 2002                                                      $ 5,390   $    5,755,819
  Owens Corning Fiberglass Corp., 9.9s, 2015##                                                        2,500        2,725,000
                                                                                                             ---------------
                                                                                                              $    8,480,819
 ----------------------------------------------------------------------------------------- ----------------  ---------------

10


Portfolio of Investments - continued

Non-Convertible Bonds - continued
------------------------------------------------------------------------------------------ ---------------  ----------------
                                                                                           Principal Amount
Issuer                                                                                        (000 Omitted)            Value
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Industrials - continued
 Consumer Goods and Services - 0.3%
  Fingerhut Cos., 7.375s, 1999##                                                                    $ 3,000   $    2,996,250
  Philip Morris Cos., Inc., 7.25s, 2001                                                               2,150        2,158,063
  Philip Morris Cos., Inc., 7.65s, 2008                                                               2,970        2,968,307
  Tupperware Financial, 7.25s, 2006                                                                   3,500        3,494,330
                                                                                                             ---------------
                                                                                                              $   11,616,950
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Entertainment - 1.1%
  Paramount Communications, 5.875s, 2000                                                            $ 3,558   $    3,395,969
  Time Warner, Inc., 7.45s, 1998                                                                     12,460       12,594,443
  Time Warner, Inc., 7.95s, 2000                                                                      6,850        7,007,619
  Time Warner, Inc., 8.375s, 2023                                                                    21,540       21,261,057
                                                                                                             ---------------
                                                                                                              $   44,259,088
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Food and Beverage Products - 0.9%
  Borden, Inc., 0s, 1997##                                                                          $10,000   $    9,564,900
  Coca-Cola Enterprises, 7s, 2026                                                                     4,750        4,740,785
  Nabisco, Inc., 7.55s, 2015                                                                          9,160        8,688,535
  RJR Nabisco, Inc., 8.75s, 2005                                                                      6,800        6,673,248
  RJR Nabisco, Inc., 8.75s, 2007                                                                      6,075        5,907,148
                                                                                                             ---------------
                                                                                                              $   35,574,616
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Forest and Paper Products - 0.6%
  Canadian Pacific Forest, 9.25s, 2002                                                              $11,840   $   12,541,638
  Georgia Pacific Corp., 9.875s, 2021                                                                 8,215        8,892,655
  Stone Container Corp., 9.875s, 2001                                                                 1,875        1,884,375
                                                                                                             ---------------
                                                                                                              $   23,318,668
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Medical and Health Products - 0.1%
  Fisher Scientific, Inc., 7.125s, 2005                                                             $ 4,595   $    4,391,809
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Medical and Health Technology and Services - 0.1%
  Tenet Healthcare, 8.625s, 2003                                                                    $ 2,835   $    2,948,400
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Oils - 0.8%
  Mitchell Energy & Development, 5.1s, 1997                                                         $11,350   $   11,305,281
  Mitchell Energy & Development, 9.25s, 2002                                                          2,375        2,491,779
  Oryx Energy Co., 10s, 2001                                                                          3,800        4,127,142
  Oryx Energy Co., 8s, 2003                                                                           3,650        3,638,576
  Oryx Energy Co., 8.375s, 2004                                                                       8,390        8,484,388
                                                                                                             ---------------
                                                                                                              $   30,047,166
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Printing and Publishing - 0.3%
  News America Holdings, Inc., 10.125s, 2012                                                        $10,000   $   11,239,600
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Restaurants and Lodging - 0.1%
  RHG Finance Corp., 8.875s, 2005                                                                   $ 4,125   $    4,284,845
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Special Products and Services - 0.4%
  Loewen Group International, Inc., 8s, 2001##                                                      $ 5,540   $    5,533,075
  Mark IV Industries, Inc., 7.75s, 2006                                                               8,800        8,481,000
                                                                                                             ---------------
                                                                                                              $   14,014,075
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Steel - 0.1%
  USX-Marathon Group, 9.8s, 2001                                                                    $ 5,000   $    5,520,000
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Stores - 0.1%
  Price/Costco, Inc., 7.125s, 2005                                                                  $ 4,585   $    4,465,882
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Total Industrials                                                                                             $  200,161,918
   --------------------------------------------------------------------------------------- ----------------  ---------------

                                                                              11

Portfolio of Investments - continued

Non-Convertible Bonds - continued
------------------------------------------------------------------------------------------ ---------------  ----------------
                                                                                           Principal Amount
Issuer                                                                                        (000 Omitted)            Value
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Insurance - 1.8%
  American Life Holdings Co., 11.25s, 2004                                                          $ 4,880   $    5,477,800
  Liberty Mutual Insurance Co., 8.2s, 2007##                                                         20,120       21,048,739
  Manufacturers' Life Insurance, 7.875s, 2005##                                                      12,770       13,117,983
  Massachusetts Mutual Life, 7.625s, 2023##                                                           2,500        2,429,625
  Metropolitan Life Insurance, 7.7s, 2015##                                                           4,750        4,597,786
  Nationwide Mutual Insurance, 7.5s, 2024##                                                          10,925        9,966,004
  New York Life Insurance Co., 7.5s, 2023                                                             3,600        3,379,176
  PennCorp Financial Group, Inc., 9.25s, 2003                                                         1,500        1,537,500
  Phoenix Re Corp., 9.75s, 2003                                                                       1,000        1,055,000
  Travelers' Group, Inc., 7.875s, 2025                                                                8,685        8,749,964
                                                                                                             ---------------
                                                                                                              $   71,359,577
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Real Estate - 0.2%
  Taubman Realty Group, 8s, 2001                                                                    $ 7,580   $    7,876,152
   --------------------------------------------------------------------------------------- ----------------  ---------------
Telecommunications - 1.0%
  360 Communications Co., 7.5s, 2006                                                                $ 2,293   $    2,228,957
  TCI Communications, Inc., Floating Rate, 2003                                                       8,250        8,250,000
  Tele-Communications, Inc., 7.375s, 2000                                                             2,500        2,500,900
  Tele-Communications, Inc., 7.38s, 2001                                                              5,250        5,245,065
  Tele-Communications, Inc., 10.125s, 2022                                                            6,000        6,511,980
  Tele-Communications, Inc., 9.25s, 2023                                                             12,047       11,724,261
  Viacom, Inc., 7.625s, 2016                                                                          3,540        3,130,280
                                                                                                             ---------------
                                                                                                              $   39,591,443
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Transportation - 1.4%
  AMR Corp., 9.75s, 2021                                                                            $ 3,755   $    4,409,346
  Continental Airlines, 9.5s, 2013                                                                    3,970        4,373,431
  Delta Air Lines, Inc., 9.75s, 2021                                                                  2,420        2,793,914
  Delta Air Lines, Inc., 10.375s, 2022                                                                9,450       11,509,911
  Jet Equipment Trust, 9.41s, 2010##                                                                  3,365        3,810,290
  Jet Equipment Trust, 11.44s, 2014##                                                                 4,700        5,268,747
  Jet Equipment Trust, 8.64s, 2015##                                                                  3,339        3,557,974
  Jet Equipment Trust, 10.69s, 2015##                                                                 1,250        1,498,900
  Qantas Airways, Ltd., 7.5s, 2003##                                                                  5,690        5,693,471
  US Air, Inc., 6.76s, 2008                                                                           3,000        2,868,750
  United Airlines, 9.125s, 2012                                                                       2,500        2,692,500
  United Airlines, 96, 7.27s, 2013                                                                    5,000        4,758,750
                                                                                                             ---------------
                                                                                                              $   53,235,984
 ----------------------------------------------------------------------------------------- ----------------  ---------------
U.S. Government Agencies - 2.5%
 Federal Home Loan Mortgage Corporation - 0.3%
  FHLMC, 8.5s, 2025                                                                                 $10,613   $   10,897,774
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Federal National Mortgage Association - 2.2%
  FNMA, 7s, 2026                                                                                    $15,942   $   15,379,309
  FNMA, 7.5s, 2010 - 2011                                                                            50,239       50,537,150
  FNMA, 8.5s, 2003 - 2010                                                                            20,917       21,677,978
  FNMA, 9s, 2001 - 2006                                                                               1,394        1,448,820
                                                                                                             ---------------
                                                                                                              $   89,043,257
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Total U.S. Government Agencies                                                                                $   99,941,031
   --------------------------------------------------------------------------------------- ----------------  ---------------

12

Portfolio of Investments - continued

Non-Convertible Bonds - continued
------------------------------------------------------------------------------------------ ---------------  ----------------
                                                                                           Principal Amount
Issuer                                                                                        (000 Omitted)            Value
 ----------------------------------------------------------------------------------------- ----------------  ---------------
U.S. Government Guaranteed - 16.5%
 Small Business Administration
  SBA, 8.8s, 2011                                                                                   $   519   $      556,814
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 U.S. Treasury Obligations - 16.5%
  U.S. Treasury Notes, 8.5s, 1997                                                                   $32,750   $   33,317,885
  U.S. Treasury Notes, 6s, 1998                                                                       2,000        1,996,406
  U.S. Treasury Notes, 7.25s, 1998                                                                   44,000       44,715,000
  U.S. Treasury Notes, 8.875s, 1998                                                                  38,900       40,972,592
  U.S. Treasury Notes, 6s, 1999                                                                       1,165        1,156,810
  U.S. Treasury Notes, 9.125s, 1999                                                                  77,010       82,292,115
  U.S. Treasury Notes, 6.875s, 2000                                                                   1,000        1,015,780
  U.S. Treasury Notes, 8.5s, 2000                                                                    71,980       76,591,039
  U.S. Treasury Notes, 6.25s, 2001                                                                   38,000       37,697,140
  U.S. Treasury Notes, 6.5s, 2001                                                                    26,470       26,450,700
  U.S. Treasury Notes, 6.625s, 2001                                                                  41,000       41,249,690
  U.S. Treasury Notes, 7s, 2006                                                                      71,833       73,325,690
  U.S. Treasury Bonds, 12s, 2005                                                                     18,675       25,065,398
  U.S. Treasury Bonds, 12s, 2013                                                                     35,070       49,317,188
  U.S. Treasury Bonds, 11.25s, 2015                                                                   9,200       13,212,028
  U.S. Treasury Bonds, 6s, 2026                                                                      63,787       56,052,826
  U.S. Treasury Bonds, 6.75s, 2026                                                                   46,520       45,465,857
                                                                                                             ---------------
                                                                                                              $  649,894,144
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Total U.S. Government Guaranteed                                                                              $  650,450,958
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Utilities - Electric - 3.3%
  Arkansas Power & Light Co., 8.75s, 2026                                                           $ 2,150   $    2,154,687
  Central Maine Power Co., 7.98s, 1996                                                                5,000        5,000,350
  Central Maine Power Co., 7.5s, 1997                                                                 1,000        1,004,970
  Central Maine Power Co., 7.45s, 1999                                                                2,500        2,470,275
  Cleveland Electric Illumination, 8.68s, 2001                                                        3,500        3,563,980
  DQU II Funding Corp., 8.7s, 2016                                                                    6,475        6,676,632
  Edelnor S.A., 7.75s, 2006##                                                                         1,915        1,905,119
  El Paso Electric Co., 8.25s, 2003                                                                   7,000        6,930,000
  First PV Funding Corp., 10.3s, 2014                                                                 7,810        8,288,363
  First PV Funding Corp., 10.15s, 2016                                                                8,993        9,532,580
  Long Island Lighting Co., 8.75s, 1997                                                               8,000        8,071,120
  Long Island Lighting Co., 7.625s, 1998                                                              8,150        8,162,470
  Long Island Lighting Co., 7.125s, 2005                                                              4,000        3,553,640
  Long Island Lighting Co., 8.9s, 2019                                                               10,575        9,894,076
  Long Island Lighting Co., 9.75s, 2021                                                               7,000        6,980,820
  Long Island Lighting Co., 9.625s, 2024                                                             16,390       16,333,455
  Louisiana Power & Light Co., 10.67s, 2017                                                           3,065        3,279,866
  Louisiana Power & Light Co., 8.75s, 2026                                                            1,075        1,053,500
  Midland Cogeneration Venture Corp., 10.33s, 2002                                                    3,098        3,253,041
  Midland Funding Corp. II, "A", 11.75s, 2005                                                         2,220        2,391,895
  Midland Funding Corp., "B", 13.25s, 2006                                                            3,970        4,522,306
  Niagara Mohawk Power Co., 8s, 2004                                                                  3,835        3,587,259
  Pacificorp Holdings, 7.2s, 2006##                                                                   8,320        8,093,779
  Texas & New Mexico Power Co., 12.5s, 1999                                                           2,848        3,104,548
                                                                                                             ---------------
                                                                                                              $  129,808,731
 ----------------------------------------------------------------------------------------- ----------------  ---------------

                                                                              13

Portfolio of Investments - continued

Non-Convertible Bonds - continued
------------------------------------------------------------------------------------------ ---------------  ----------------

                                                                                           Principal Amount
Issuer                                                                                        (000 Omitted)            Value
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Utilities - Gas - 1.0%
  California Energy Co., 0s, 2004                                                                   $ 5,005   $    5,080,075
  Coastal Corp., 10.25s, 2004                                                                         6,000        6,977,280
  Coastal Corp., 7.75s, 2035                                                                         11,390       10,948,638
  Gulf Canada Resources Ltd., 8.35s, 2006                                                             4,420        4,418,895
  Louis Dreyfus Natural Gas, 9.25s, 2004                                                              2,925        3,012,750
  NGC Corp., 6.75s, 2005                                                                              2,000        1,909,580
  Southern Union Co., 7.6s, 2024                                                                      5,165        4,905,201
  Texas Eastern Corp., 9s, 1997                                                                       1,000        1,008,750
                                                                                                             ---------------
                                                                                                              $   38,261,169
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Total Non-Convertible Bonds (Identified Cost, $1,530,985,099)                                                 $1,520,143,680
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Convertible Bonds - 2.5%
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Aerospace - 0.1%
  Hexcel Corp., 7s, 2003                                                                            $ 1,500   $    2,113,125
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Automotive
  Pep Boys--Manny, Moe, Jack, 0s, 2011                                                              $ 1,000   $      563,750
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Building
  Continental Homes, 6.875s, 2002                                                                   $   500   $      490,625
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Business Services
  CS First Boston, Inc., 3s, 2001##                                                                 $   500   $      505,000
  Protection One Alarm, 6.75s, 2003                                                                     500          486,875
                                                                                                             ---------------
                                                                                                              $      991,875
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Chemicals - 0.2%
  Sandoz, 2s, 2002##                                                                                $ 1,450   $    1,609,500
  Valhi, Inc., 0s, 2007                                                                              16,719        7,335,461
                                                                                                             ---------------
                                                                                                              $    8,944,961
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Computer Software - Personal Computers
  Synoptics Communications, 5.25s, 2003##                                                           $   750   $      712,500
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Computer Software - Systems - 0.1%
  3Com Corp., 10.25s, 2001##                                                                        $   250   $      475,314
  S3, Inc., 5.75s, 2003##                                                                             1,000        1,233,750
  Safeguard Scientific, 6s, 2006##                                                                    1,500        1,991,250
  SCI System, Inc., 5s, 2006##                                                                          750          988,125
  Solectron Corp., 6s, 2006##                                                                         1,000        1,017,500
                                                                                                             ---------------
                                                                                                              $    5,705,939
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Conglomerates - 0.1%
  Cooper Industries, 7.05s, 2015                                                                    $ 2,000   $    2,192,500
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Consumer Goods and Services - 0.1%
  Coleman Worldwide Corp., 0s, 2013                                                                 $ 3,000   $      873,750
  Fieldcrest Cannon Industries, 6s, 2012                                                              1,860        1,339,200
                                                                                                             ---------------
                                                                                                              $    2,212,950
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Electrical Equipment
  National Semiconductor, 6.5s, 2002##                                                              $ 1,500   $    1,318,125
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Electronics - 0.1%
  ADT Operations, Inc., 0s, 2010                                                                    $ 2,000   $    1,120,000
  Dovatron International, Inc., 6s, 2002##                                                              500          443,125
  Thermo-Electron, 4.25s, 2003##                                                                      1,250        1,523,439
  Xilinx, Inc., 5.25s, 2002##                                                                           500          492,500
                                                                                                             ---------------
                                                                                                              $    3,579,064
   --------------------------------------------------------------------------------------- ----------------  ---------------

14

Portfolio of Investments - continued

Convertible Bonds - continued
------------------------------------------------------------------------------------------ ---------------  ----------------
                                                                                           Principal Amount
Issuer                                                                                        (000 Omitted)            Value
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Financial Institutions
  Cityscape, 6s, 2006##                                                                             $ 1,000   $    1,080,000
  RAC Financial Group, 7.25s, 2003##                                                                    500          677,500
                                                                                                             ---------------
                                                                                                              $    1,757,500
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Food and Beverage Products - 0.1%
  Grand Metropolitan Public Ltd., 6.5s, 2000##                                                      $ 2,000   $    2,317,500
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Insurance - 0.3%
  Equitable Cos., Inc., 6.125s, 2024                                                                $ 8,000   $    9,310,000
  Italy Rep, 5s, 2001                                                                                 1,000        1,015,000
                                                                                                             ---------------
                                                                                                              $   10,325,000
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Medical and Health Products - 0.3%
  Alza Corp., 0s, 2014                                                                              $ 7,000   $    2,913,750
  North American Vaccine, 6.5s, 2003##                                                                2,250        2,688,750
  Roche Holdings, Inc., 0s, 2008##                                                                    5,000        3,750,000
  Roche Holdings, Inc., 0s, 2010                                                                      4,230        1,829,475
  Ventritex, Inc., 5.75s, 2001                                                                        1,300        1,517,750
                                                                                                             ---------------
                                                                                                              $   12,699,725
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Medical and Health Technology and Services - 0.1%
  National Health Investors, 7.75s, 2001                                                            $   500   $      526,875
  Omega Healthcare Investors, 8.5s, 2001                                                                500          524,375
  Quintiles Transnational, 4.25s, 2000##                                                              1,250        1,351,562
                                                                                                             ---------------
                                                                                                              $    2,402,812
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Oils - 0.1%
  Pogo Producing, 5.5s, 2006##                                                                      $ 2,000   $    2,060,000
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Oil Services
  Nabors Industries, 5s, 2006                                                                       $ 1,350   $    1,358,438
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Pollution Control - 0.2%
  Sanifill, Inc., 5s, 2006                                                                          $ 1,250   $    1,612,500
  Thermo Terratech, 4.625s, 2003##                                                                      500          480,000
  U.S. Filter, 6s, 2005##                                                                             2,000        3,852,500
  United Waste Systems, Inc., 4.5s, 2001##                                                            2,000        2,385,000
                                                                                                             ---------------
                                                                                                              $    8,330,000
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Real Estate Investment Trusts - 0.1%
  Liberty Property Trust, 8s, 2001                                                                  $ 3,930   $    4,259,138
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Restaurants and Lodging - 0.1%
  HFS, Inc., 4.75s, 2003                                                                            $   250   $      288,125
  Hilton Hotels Corp., 5s, 2006                                                                         750          802,500
  Marriott, Inc., 0s, 2011##                                                                          2,000        1,120,000
                                                                                                             ---------------
                                                                                                              $    2,210,625
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Special Products and Services - 0.2%
  Cemex S.A., 4.25s, 1997##                                                                         $ 5,500   $    5,273,125
  Checkpoint Systems, 5.25s, 2005                                                                       500          730,625
                                                                                                             ---------------
                                                                                                              $    6,003,750
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Stores - 0.2%
  Federated Department Stores, 5s, 2003                                                             $ 1,000   $    1,123,750
  Home Depot, Inc., 3.25s, 2001                                                                         400          406,000
  Men's Wearhouse, Inc., 5.25s, 2003                                                                    750          736,875
  Office Depot, Inc., 0s, 2008                                                                        3,000        1,852,500
  Saks Holdings, Inc., 5.5s, 2006                                                                     2,245        2,365,668
  Staples, Inc., 4.5s, 2000##                                                                           500          581,875

                                                                              15

Portfolio of Investments - continued

Convertible Bonds - continued
------------------------------------------------------------------------------------------ ---------------  ----------------
                                                                                           Principal Amount
Issuer                                                                                        (000 Omitted)            Value
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Stores - continued
  U.S. Office Products Co., 5.5s, 2001                                                             $    500   $      620,000
  U.S. Office Products Co., 5.5s, 2003                                                                1,500        1,395,000
                                                                                                             ---------------
                                                                                                              $    9,081,668
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Telecommunications - 0.1%
  Broadband Technologies, 5s, 2001##                                                               $    250   $      199,063
  Jacor Communications, 0s, 2011                                                                      2,000        1,025,000
  Tele-Communications, 4.5s, 2006                                                                     2,420        1,963,225
  Turner Broadcasting Systems, Inc., 0s, 2007##                                                       3,000        1,443,750
                                                                                                             ---------------
                                                                                                              $    4,631,038
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Total Convertible Bonds (Identified Cost, $84,494,454)                                                        $   96,262,608
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Preferred Stocks - 0.3%
 ---------------------------------------------------------------------------------------------------------------------------
                                                                                                     Shares
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Insurance - 0.1%
  Aetna Capital LLC. 9.5%, MIPS                                                                     171,400   $    4,649,225
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Metals and Minerals
  Conagra Capital, "A", 9%                                                                           35,900   $      933,400
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Steel - 0.2%
  USX Capital LLC, 8.75%                                                                            277,100   $    6,892,863
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Total Preferred Stocks (Identified Cost, $11,934,330)                                                         $   12,475,488
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Common Stocks - 50.9%
 ---------------------------------------------------------------------------------------------------------------------------
U.S. Stocks - 49.3%
 Aerospace - 2.9%
  Allied Signal, Inc.                                                                               265,000   $   17,456,875
  General Dynamics Corp.                                                                             81,000        5,578,875
  Lockheed Martin Corp.                                                                             126,000       11,355,750
  McDonnell Douglas Co.                                                                             160,000        8,400,000
  Raytheon Co.                                                                                      353,500       19,663,438
  United Technologies Corp.                                                                         425,324       51,092,046
                                                                                                             ---------------
                                                                                                              $  113,546,984
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Agricultural Products - 0.3%
  AGCO Corp.                                                                                        300,000   $    7,650,000
  Case Corp.                                                                                        100,000        4,875,000
                                                                                                             ---------------
                                                                                                              $   12,525,000
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Airlines - 0.1%
  America West Airlines, "B"*                                                                       424,800   $    4,991,400
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Apparel and Textiles - 0.4%
  Springs Industries, Inc.                                                                           45,000   $    2,002,500
  VF Corp.                                                                                          202,700       12,187,337
                                                                                                             ---------------
                                                                                                              $   14,189,837
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Automotive - 1.7%
  Dana Corp.                                                                                        200,000   $    6,050,000
  Ford Motor Co.                                                                                    530,677       16,583,656
  General Motors Corp.                                                                              186,669        8,960,113
  Goodrich (B.F.) Co.                                                                               566,000       25,540,750
  Goodyear Tire & Rubber Co.                                                                         76,600        3,533,175
  Volvo Aktiebolaget, "B", ADR                                                                      210,000        4,515,000
                                                                                                             ---------------
                                                                                                              $   65,182,694
 ----------------------------------------------------------------------------------------- ----------------  ---------------

16

Portfolio of Investments - continued

Common Stocks - continued
------------------------------------------------------------------------------------------ ---------------  ----------------
Issuer                                                                                              Shares            Value
----------------------------------------------------------------------------------------- ----------------  ---------------
U.S. Stocks - continued
 Business Machines - 0.7%
  Digital Equipment Corp.*                                                                          430,000   $   15,372,500
  International Business Machines Corp.                                                              45,000        5,602,500
  Texas Instruments, Inc.                                                                            34,500        1,901,813
  Xerox Corp.                                                                                       105,000        5,630,625
                                                                                                             ---------------
                                                                                                              $   28,507,438
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Business Services - 0.1%
  Storage Trust Realty                                                                              250,000   $    5,437,500
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Cellular Telephones - 0.1%
  Telephone & Data Systems, Inc.                                                                     90,860   $    3,657,115
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Chemicals - 2.3%
  Air Products & Chemicals, Inc.                                                                     86,600   $    5,044,450
  Betzdearborn, Inc.                                                                                 70,000        3,675,000
  Dexter Corp.                                                                                      270,000        8,066,250
  Dow Chemical Co.                                                                                  148,900       11,949,225
  du Pont (E.I.) de Nemours, Inc.                                                                   235,000       20,738,750
  PPG Industries, Inc.                                                                               80,000        4,350,000
  Praxair, Inc.                                                                                     380,100       16,344,300
  Rohm & Haas Co.                                                                                   184,000       12,052,000
  Witco Corp.                                                                                       299,010        9,829,954
                                                                                                             ---------------
                                                                                                              $   92,049,929
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Conglomerates - 0.2%
  Eastern Enterprises                                                                               215,000   $    8,116,250
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Construction Services - 0.2%
  Champion International Corp.                                                                      125,000   $    5,734,375
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Consumer Goods and Services - 2.7%
  American Brands, Inc.                                                                             222,200   $    9,387,950
  Colgate-Palmolive Co.                                                                             156,300       13,578,563
  Gillette Co.                                                                                       85,600        6,173,900
  Olin Corp.                                                                                        149,200       12,532,800
  Philip Morris Cos., Inc.                                                                          455,400       40,872,150
  Rubbermaid, Inc.                                                                                  171,300        4,196,850
  Sherwin Williams Co.                                                                              152,400        7,067,550
  UST, Inc.                                                                                         405,000       11,998,125
                                                                                                             ---------------
                                                                                                              $  105,807,888
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Electrical Equipment - 2.0%
  Alcatel Alsthom Compagnie, ADR                                                                     92,480   $    1,560,600
  Cooper Industries                                                                                 150,000        6,487,500
  Emerson Electric Co.                                                                               83,000        7,480,375
  General Electric Co.                                                                              442,372       40,255,852
  Honeywell, Inc.                                                                                   387,000       24,429,375
                                                                                                             ---------------
                                                                                                              $   80,213,702
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Electronics
  Analog Devices, Inc.*                                                                              59,900   $    1,624,788
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Financial Institutions - 6.7%
  Advanta Corp., Class "B"                                                                           91,300   $    3,903,075
  American Express Co.                                                                              290,000       13,412,500
  Associates First Capital, "A"                                                                      61,800        2,533,800
  Bank of Boston Corp.                                                                              475,300       27,507,988
  Bank of New York, Inc.                                                                            842,504       24,748,555

                                                                              17

Portfolio of Investments - continued

Common Stocks - continued
------------------------------------------------------------------------------------------ ---------------  ----------------
Issuer                                                                                               Shares            Value
 ----------------------------------------------------------------------------------------- ----------------  ---------------
U.S. Stocks - continued
 Financial Institutions - continued
  Bank United Corp., "A"*                                                                           138,800   $    3,452,650
  Barnett Banks, Inc.                                                                               120,000        4,050,000
  Beneficial Corp.                                                                                  120,000        6,900,000
  Chase Manhattan Corp.                                                                             517,848       41,492,571
  Comerica, Inc.                                                                                     30,000        1,545,000
  Corestates Financial Corp.                                                                        128,817        5,571,335
  Crestar Financial Corp.                                                                           100,000        5,900,000
  Federal Home Loan Mortgage Corp.                                                                  202,700       19,839,262
  Fleet Financial Group, Inc.                                                                       328,900       14,636,050
  National City Corp.                                                                               856,300       36,071,638
  NationsBank Corp.                                                                                 251,000       21,805,625
  Northern Trust Co.                                                                                114,000        7,495,500
  Republic of New York Corp.                                                                         65,200        4,506,950
  Southern National Corp.                                                                           357,000       11,870,250
  Union Planters Corp.                                                                              175,000        6,212,500
  Wells Fargo & Co.                                                                                       2              520
                                                                                                             ---------------
                                                                                                              $  263,455,769
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Food and Beverage Products - 1.0%
  Anheuser-Busch Cos., Inc.                                                                         100,000   $    3,762,500
  Dimon, Inc.                                                                                       172,200        3,293,325
  General Mills, Inc.                                                                               358,000       21,614,250
  McCormick & Co. Inc.                                                                               83,700        1,956,488
  PepsiCo, Inc.                                                                                     298,400        8,429,800
                                                                                                             ---------------
                                                                                                              $   39,056,363
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Forest and Paper Products - 0.4%
  Kimberly Clark Corp.                                                                              113,500   $   10,002,188
  Weyerhaeuser Co.                                                                                  126,700        5,844,038
                                                                                                             ---------------
                                                                                                              $   15,846,226
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Insurance - 2.0%
  Aetna, Inc.                                                                                        40,300   $    2,836,113
  Allstate Corp.                                                                                    298,800       14,715,900
  CIGNA Corp.                                                                                       183,800       22,033,025
  Conseco, Inc.                                                                                      40,000        1,970,000
  GCR Holdings Ltd.                                                                                 183,200        4,419,700
  ITT Hartford Group, Inc.                                                                           39,300        2,318,700
  St. Paul Cos., Inc.                                                                               198,000       10,989,000
  Torchmark Corp.                                                                                   222,000       10,184,250
  Travelers, Inc.                                                                                   183,854        9,031,803
                                                                                                             ---------------
                                                                                                              $   78,498,491
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Machinery - 0.6%
  Deere & Co., Inc.                                                                                 290,000   $   12,180,000
  Sundstrand Corp.                                                                                  146,000        5,694,000
  York International Corp.                                                                          147,000        7,111,125
                                                                                                             ---------------
                                                                                                              $   24,985,125
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Medical and Health Products - 3.4%
  American Home Products Corp.                                                                      431,000   $   27,476,250
  Baxter International, Inc.                                                                        391,800       18,316,650
  Lilly (Eli) & Co.                                                                                 252,600       16,292,700

18

Portfolio of Investments - continued

Common Stocks - continued
------------------------------------------------------------------------------------------ ---------------  ----------------
Issuer                                                                                               Shares            Value
 ----------------------------------------------------------------------------------------- ----------------  ---------------
U.S. Stocks - continued
 Medical and Health Products - continued
  Pharmacia & Upjohn                                                                                345,575   $   14,254,969
  Rhone-Poulenc Rorer, Inc.                                                                         298,500       21,977,062
  Schering Plough Corp.                                                                              10,000          615,000
  Smithkline Beecham PLC, ADR                                                                       480,100       29,226,089
  Warner-Lambert Co.                                                                                 60,000        3,960,000
                                                                                                             ---------------
                                                                                                              $  132,118,720
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Medical and Health Technology and Services - 0.3%
  Pacificare Health Systems, Inc., "B"*                                                              75,000   $    6,487,500
  St. Jude Medical, Inc.*                                                                           125,000        5,046,875
                                                                                                             ---------------
                                                                                                              $   11,534,375
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Metals and Minerals - 0.6%
  Aluminum Companies of America                                                                     204,800   $   12,083,200
  Phelps Dodge Corp.                                                                                187,560       12,027,285
                                                                                                             ---------------
                                                                                                              $   24,110,485
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Oils - 5.7%
  Amoco Corp.                                                                                       199,800   $   14,085,900
  Atlantic Richfield Co.                                                                            175,500       22,376,250
  British Petroleum PLC, ADR                                                                        323,586       40,448,190
  Exxon Corp.                                                                                       202,936       16,894,422
  Mobil Corp.                                                                                       242,000       28,011,500
  Occidental Petroleum Corp.                                                                        949,600       22,196,900
  Reading & Bates Corp.*                                                                             51,106        1,386,250
  Repsol S.A., ADR                                                                                  145,580        4,822,338
  Royal Dutch Petroleum Co., ADR                                                                    272,000       42,466,000
  Sun, Inc.                                                                                          84,582        1,945,386
  Ultramar Corp.                                                                                     95,000        2,873,750
  USX-Marathon Group                                                                              1,197,400       25,893,775
                                                                                                             ---------------
                                                                                                              $  223,400,661
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Oil Services - 0.4%
  Schlumberger Ltd.                                                                                 209,112   $   17,669,964
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Photographic Products - 0.8%
  Eastman Kodak Co.                                                                                 409,500   $   32,145,750
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Pollution Control - 0.3%
  Browning-Ferris Industries, Inc.                                                                  180,700   $    4,517,500
  Laidlaw One, Inc.                                                                                  44,000        1,881,000
  WMX Technologies, Inc.                                                                            137,400        4,517,025
                                                                                                             ---------------
                                                                                                              $   10,915,525
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Printing and Publishing - 0.7%
  Gannett Co., Inc.                                                                                 225,000   $   15,834,375
  Tribune Co., Inc.                                                                                 162,750       12,694,500
                                                                                                             ---------------
                                                                                                              $   28,528,875
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Railroads - 1.6%
  Burlington Northern Santa Fe                                                                      288,000   $   24,300,000
  CSX Corp.                                                                                         576,000       29,088,000
  Illinois Central Corp.                                                                            348,500       11,021,313
                                                                                                             ---------------
                                                                                                              $   64,409,313
 ----------------------------------------------------------------------------------------- ----------------  ---------------

                                                                              19

Portfolio of Investments - continued

Common Stocks - continued
------------------------------------------------------------------------------------------ ---------------  ----------------
Issuer                                                                                               Shares            Value
 ----------------------------------------------------------------------------------------- ----------------  ---------------
U.S. Stocks - continued
 Restaurants and Lodging - 0.2%
  Felcor Suite Hotels, Inc.                                                                         185,600   $    5,985,600
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Real Estate Investment Trusts - 1.0%
  Beacon Properties Corp.                                                                            93,100   $    2,699,900
  First Industrial Realty                                                                            79,500        2,057,062
  Hong Kong Land Holdings                                                                         1,750,000        4,077,500
  Hospitality Properties Trust                                                                      514,000       13,749,500
  Meditrust Corp.                                                                                   254,800        8,822,450
  National Health Investors, Inc.                                                                   210,200        7,015,425
  Public Storage, Inc.                                                                               71,400        1,615,425
                                                                                                             ---------------
                                                                                                              $   40,037,262
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Special Products and Services - 0.2%
  Stanley Works                                                                                     299,600   $    8,426,250
   --------------------------------------------------------------------------------------- ----------------  ---------------
 Stores - 1.4%
  May Department Stores Co.                                                                         315,560   $   15,344,105
  Office Depot, Inc.*                                                                               126,200        2,981,475
  Sears, Roebuck & Co.                                                                              582,400       26,062,400
  Talbots, Inc.                                                                                     150,000        4,500,000
  Wal-Mart Stores, Inc.                                                                             185,700        4,897,838
                                                                                                             ---------------
                                                                                                              $   53,785,818
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Telecommunications - 0.3%
  Lucent Technologies                                                                                19,600   $      899,150
  Telefonica del Peru, "B", ADR                                                                     422,045        9,654,279
                                                                                                             ---------------
                                                                                                              $   10,553,429
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Utilities - Electric - 2.8%
  Allegheny Power System                                                                            160,000   $    4,640,000
  Carolina Power & Light Co.                                                                        164,800        5,685,600
  Cinergy Corp.                                                                                     345,000       10,651,875
  CMS Energy Corp.                                                                                  330,000        9,941,250
  DPL, Inc.                                                                                         108,000        2,524,500
  Duke Power Co.                                                                                     80,000        3,730,000
  FPL Group, Inc.                                                                                   470,000       20,327,500
  Pacific Gas & Electric Co.                                                                         78,400        1,705,200
  PECO Energy Co.                                                                                   118,100        2,804,875
  Pinnacle West Capital Corp.                                                                       315,000        9,331,875
  Portland General Corp.                                                                            564,000       21,643,500
  Scana Corp.                                                                                       100,000        2,625,000
  Sierra Pacific Resources                                                                          315,000        8,150,625
  Texas Utilities Co.                                                                               166,000        6,577,750
                                                                                                             ---------------
                                                                                                              $  110,339,550
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Utilities - Gas - 3.1%
  Coastal Corp.                                                                                     366,400   $   15,114,000
  Columbia Gas System, Inc.                                                                         100,000        5,600,000
  K N Energy, Inc.                                                                                  138,100        4,868,025
  Pacific Enterprises                                                                               188,400        5,699,100
  Panenergy Corp.                                                                                   683,000       23,648,875
  Questar Corp.                                                                                     120,000        4,245,000
  Sonat, Inc.                                                                                       516,800       22,868,400
  Tenneco, Inc.                                                                                     107,400        5,383,425

20

Portfolio of Investments - continued

Common Stocks - continued
------------------------------------------------------------------------------------------ ---------------  ----------------
Issuer                                                                                               Shares            Value
 ----------------------------------------------------------------------------------------- ----------------  ---------------
U.S. Stocks - continued
 Utilities - Gas - continued
  UGI Corp.                                                                                         435,000   $   10,222,500
  Westcoast Energy, Inc.                                                                             50,000          800,000
  Williams Cos., Inc.                                                                               425,012       21,675,612
                                                                                                             ---------------
                                                                                                              $  120,124,937
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Utilities - Telephone - 2.1%
  Ameritech Corp.                                                                                   307,416   $   16,177,767
  AT&T Corp.                                                                                         44,000        2,299,000
  BellSouth Corp.                                                                                   448,500       16,594,500
  GTE Corp.                                                                                         611,000       23,523,500
  MCI Communications Corp.                                                                          891,000       22,831,875
                                                                                                             ---------------
                                                                                                              $   81,426,642
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Total U.S. Stocks                                                                                             $1,938,940,030
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Foreign Stocks - 1.6%
 Canada - 0.2%
  Canadian National Railway (Railroad)                                                              355,600   $    7,289,800
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 New Zealand - 0.2%
  Lion Nathan Ltd. (Beverages)                                                                    3,008,500   $    7,484,245
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Spain - 0.1%
  Acerinox (Iron and Steel)                                                                          28,800   $    3,353,792
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 Switzerland - 0.6%
  Ciba-Geigy AG (Pharmaceuticals)                                                                    17,700   $   22,632,971
 ----------------------------------------------------------------------------------------- ----------------  ---------------
 United Kingdom - 0.5%
  PowerGen PLC (Utilities - Electric)                                                             2,879,000   $   21,841,246
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Total Foreign Stocks                                                                                          $   62,602,054
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Total Common Stocks (Identified Cost, $1,494,901,539)                                                         $2,001,542,084
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Convertible Preferred Stocks - 3.5%
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Agricultural Products - 0.5%
  Case Corp., $4.50                                                                                 153,200   $   18,613,800
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Airlines
  Continental Air Finance Trust, 8.5%##                                                              10,000   $      560,000
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Apparel and Textiles - 0.1%
  Owens Corning Capital, 6.5%##                                                                      50,000   $    2,600,000
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Banks and Credit Companies - 0.2%
  First Chicago Corp., "B", 5.75%                                                                    91,000   $    6,893,250
  Washington Mutual, Inc., "D", $6.00                                                                12,800        1,875,200
                                                                                                             ---------------
                                                                                                              $    8,768,450
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Business Services - 0.1%
  ALCO Standard Corp., $5.04                                                                         30,000   $    2,730,000
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Computer Software - Systems
  Wang Labs, Inc., "B", 6.5%##                                                                       25,000   $    1,175,000
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Consumer Goods and Services - 0.1%
  Corning Delaware LP, 6%                                                                            50,000   $    2,825,000
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Entertainment - 0.2%
  American Radio Systems Co., 7%##                                                                   55,000   $    2,970,000
  Bally Entertainment Corp., 8%, Prides                                                              60,000        1,590,000
  Golden Books Financing, 8.75%##                                                                    35,000        1,968,750
                                                                                                             ---------------
                                                                                                              $    6,528,750
 ----------------------------------------------------------------------------------------- ----------------  ---------------

                                                                              21

Portfolio of Investments - continued

Convertible Preferred Stocks - continued
------------------------------------------------------------------------------------------ ---------------  ----------------
Issuer                                                                                               Shares            Value
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Financial Institutions - 0.5%
  American Express Co., DECS                                                                         10,000   $      670,000
  Cox Communications, 6%                                                                             43,000          860,000
  First USA, Inc., 6.25%                                                                             10,000          475,000
  Greenfield Capital Trust, 6%, Prides##                                                             28,000        1,204,000
  Jefferson Pilot Co., 7.25%                                                                         35,000        2,948,750
  Merrill Lynch & Co., 6.25%                                                                         77,500        3,119,375
  Merrill Lynch & Co., 6.5%                                                                          60,000        3,660,000
  Penncorp Financial Group, $3.50##                                                                  79,900        4,554,300
  Salomon, Inc., 7.625%                                                                              95,000        2,683,750
                                                                                                             ---------------
                                                                                                              $   20,175,175
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Food and Beverage Products - 0.1%
  Chiquita Brands, $3.75                                                                             10,000   $      520,000
  Dole Food Co., 7%                                                                                  40,000        1,680,000
  RJR Nabisco Holdings, 9.25%, "C"                                                                  604,700        3,250,263
                                                                                                             ---------------
                                                                                                              $    5,450,263
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Insurance - 0.4%
  Conseco, Inc., 7%, Prides                                                                         121,000   $   10,738,750
  St. Paul Capital LLC, 6%, MIPS                                                                    101,700        5,466,375
  SunAmerica, Inc., $3.10, "E"                                                                       15,000        1,278,750
                                                                                                             ---------------
                                                                                                              $   17,483,875
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Medical and Health Technology and Services - 0.1%
  SCI Finance LLC, $3.125, "A"                                                                       35,000   $    3,587,500
  U.S. Surgical Corp., $2.20                                                                         15,000          620,625
                                                                                                             ---------------
                                                                                                              $    4,208,125
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Metals and Minerals
  Reynolds Metals Co., $3.31                                                                         13,000   $      599,625
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Oils - 0.1%
  Atlantic Richfield Co., 9%                                                                         30,500   $      716,750
  Occidental Petroleum Corp., $3.00                                                                  10,000          587,500
  Occidental Petroleum Corp., $3.875##                                                               10,800          619,650
                                                                                                             ---------------
                                                                                                              $    1,923,900
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Pollution Control - 0.1%
  Browning-Ferris Industries, 7.25%, ACES*                                                           80,000   $    2,280,000
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Precious Metals and Minerals - 0.1%
  Freeport-McMoRan Copper & Gold, Inc., 5%                                                           95,000   $    2,636,250
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Real Estate Investment Trusts
  Security Capital, $1.75, "A"                                                                       29,000   $      757,625
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Restaurants and Lodging
  Wendy's Financing, Inc., 5%                                                                        20,000   $    1,030,000
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Special Products and Services
  Ceridian Corp., 5.5%                                                                                7,500   $      810,000
  Vanstar Financing Trust, 6.75%##                                                                   10,000          500,000
                                                                                                             ---------------
                                                                                                              $    1,310,000
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Steel - 0.1%
  AK Steel Holdings Corp., 7%                                                                       141,600   $    5,327,700
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Stores - 0.1%
  K Mart Financing, Inc., 7.75%                                                                      15,000   $      733,125
  TJX Cos., Inc., $7.00, "E"                                                                         11,000        2,197,250
                                                                                                             ---------------
                                                                                                              $    2,930,375
 ----------------------------------------------------------------------------------------- ----------------  ---------------

22

Portfolio of Investments - continued

Convertible Preferred Stocks - continued
------------------------------------------------------------------------------------------ ---------------  ----------------
Issuer                                                                                               Shares            Value
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Telecommunications
  Cablevision Systems Corp., 8.5%                                                                    30,000   $      738,750
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Utilities - Electric - 0.1%
  Devon Financing Trust, $3.25##                                                                     40,000   $    2,040,000
  Williams Cos., Inc., $3.50##                                                                       38,000        3,078,000
                                                                                                             ---------------
                                                                                                              $    5,118,000
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Utilities - Gas - 0.5%
  Enron Corp., 6.25%                                                                                319,200   $    7,581,000
  MCN Corp., 8.75%, Prides                                                                           55,200        1,545,600
  Unocal Corp., 6.25%                                                                               212,040       11,317,635
                                                                                                             ---------------
                                                                                                              $   20,444,235
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Utilities - Telephone - 0.1%
  Cointel, 7%, Prides##                                                                              49,700   $    2,547,125
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Total Convertible Preferred Stocks
(Identified Cost, $118,936,694)                                                                               $  138,762,023
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Short-Term Obligations - 3.7%
 ---------------------------------------------------------------------------------------------------------------------------
                                                                                           Principal Amount
                                                                                              (000 Omitted)
 ----------------------------------------------------------------------------------------- ----------------  ---------------
  Abbott Labs, due 10/22/96                                                                        $ 10,500   $   10,467,905
  Disney (Walt) Co., due 10/07/96                                                                    12,720       12,708,870
  du Pont (E.I.) de Nemours, Inc., due 10/03/96                                                      12,000       11,996,513
  Federal Farm Credit Bank, due 10/01/96                                                             11,980       11,980,000
  Federal Home Loan Bank, due 10/08/96 - 10/28/96                                                    11,952       11,928,098
  Federal Home Loan Mortgage Corp., due 10/10/96 -  10/23/96                                         54,300       54,158,166
  Heinz (H.J.) Co., due 10/24/96                                                                     13,900       13,852,400
  Hershey Foods, Inc., due 10/15/96                                                                   9,000        8,981,660
  PepsiCo., Inc., due 11/08/96                                                                       10,000        9,944,266
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Total Short-Term Obligations, at Amortized Cost                                                               $  146,017,878
 ----------------------------------------------------------------------------------------- ----------------  ---------------
Total Investments (Identified Cost, $3,387,269,994)                                                           $3,915,203,761
Other Assets, Less Liabilities - 0.5%                                                                             20,681,495
-----------------------------------------------------------------------------------------------------------  ---------------
Net Assets - 100.0%                                                                                           $3,935,885,256
 ----------------------------------------------------------------------------------------- ----------------  ---------------

 *Non-income producing security.
 +Restricted security.
##SEC Rule 144A restriction.

See notes to financial statements

Financial Statements

Statement of Assets and Liabilities

-------------------------------------------------------------------------------------- ---------------
September 30, 1996
 ------------------------------------------------------------------------------------- ---------------
Assets:
Investments, at value (identified cost, $3,387,269,994)                                $3,915,203,761
Cash                                                                                            3,635
Receivable for daily variation margin on open futures contracts                               109,500
Receivable for Fund shares sold                                                             5,318,951
Receivable for investments sold                                                            49,133,876
Interest and dividends receivable                                                          35,651,499
Other assets                                                                                   71,968
                                                                                       ---------------
 Total assets                                                                          $4,005,493,190
                                                                                       ---------------
Liabilities:
Distributions payable                                                                  $   12,738,854
Payable for Fund shares reacquired                                                          4,299,612
Payable for investments purchased                                                          49,940,446
Payable to affiliates -
 Management fee                                                                               103,101
 Shareholder servicing agent fee                                                               21,089
 Distribution fee                                                                              79,026
Accrued expenses and other liabilities                                                      2,425,806
                                                                                       ---------------
 Total liabilities                                                                     $   69,607,934
                                                                                       ---------------
Net assets                                                                             $3,935,885,256
                                                                                       ---------------
Net assets consist of:
Paid-in capital                                                                        $3,168,174,568
Unrealized appreciation on investments and translation of assets and liabilities in
  foreign currencies                                                                      527,782,661
Accumulated undistributed net realized gain on investments and foreign currency
  transactions                                                                            235,692,844
Accumulated undistributed net investment income                                             4,235,183
                                                                                       ---------------
 Total                                                                                 $3,935,885,256
                                                                                       ---------------
Shares of beneficial interest outstanding                                                261,898,922
                                                                                       ---------------
Class A shares:
Net asset value per share
  (net assets of $2,568,010,072 / 170,867,867 shares of beneficial interest
  outstanding)                                                                             $15.03
                                                                                       ---------------
 Offering price per share (100/95.25)                                                      $15.78
                                                                                       ---------------
Class B shares:
Net asset value and offering price per share
  (net assets of $1,284,456,516 / 85,490,927 shares of beneficial interest
  outstanding)                                                                             $15.02
                                                                                       ---------------
Class C shares:
Net asset value and offering price per share
  (net assets of $83,418,668 / 5,540,128 shares of beneficial interest outstanding)        $15.06
                                                                                       ---------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements

Statement of Operations

 ---------------------------------------------------------------------------  ---------------
 Year Ended September 30, 1996
 ---------------------------------------------------------------------------  ---------------
Net investment income:
Income -
 Interest                                                                      $120,797,212
 Dividends                                                                       69,999,748
 Foreign taxes withheld                                                          (1,027,783)
                                                                              ---------------
  Total investment income                                                      $189,769,177
                                                                              ---------------
Expenses -
 Management fee                                                                $ 13,607,772
 Trustees' compensation                                                             109,577
 Shareholder servicing agent fee (Class A)                                        2,635,299
 Shareholder servicing agent fee (Class B)                                        2,195,380
 Shareholder servicing agent fee (Class C)                                           73,157
 Distribution and service fee (Class A)                                           7,883,575
 Distribution and service fee (Class B)                                          11,488,260
 Distribution and service fee (Class C)                                             487,605
 Custodian fee                                                                      662,530
 Postage                                                                            640,642
 Printing                                                                           255,071
 Auditing fees                                                                       49,300
 Legal fees                                                                          18,162
 Miscellaneous                                                                    2,266,420
                                                                              ---------------
  Total expenses                                                               $ 42,372,750
 Fees paid indirectly                                                              (330,229)
                                                                              ---------------
  Net expenses                                                                 $ 42,042,521
                                                                              ---------------
   Net investment income                                                       $147,726,656
                                                                              ---------------
Realized and unrealized gain (loss) on investments:
Realized gain (identified cost basis) -
 Investment transactions                                                       $288,895,323
 Foreign currency transactions                                                       39,960
 Futures contracts                                                                1,307,705
                                                                              ---------------
  Net realized gain on investments and foreign currency transactions           $290,242,988
                                                                              ---------------
Change in unrealized appreciation (depreciation) -
 Investments                                                                   $  5,219,111
 Translation of assets and liabilities in foreign currencies                        (20,217)
 Futures contracts                                                                 (131,616)
                                                                              ---------------
  Net unrealized gain on investments                                           $  5,067,278
                                                                              ---------------
   Net realized and unrealized gain on investments and foreign currency        $295,310,266
                                                                              ---------------
    Increase in net assets from operations                                     $443,036,922
                                                                              ---------------

See notes to financial statements

Statement of Changes in Net Assets

---------------------------------------------------------------------------------
Year Ended September 30,                              1996             1995
 ----------------------------------------------- ---------------  ---------------
Increase in net assets:
From operations -
Net investment income                            $  147,726,656   $  131,402,134
Net realized gain on investments and foreign
  currency transactions                             290,242,988      120,786,908
Net unrealized gain on investments and foreign
  currency translation                                5,067,278      242,624,905
                                                 ---------------  ---------------
 Increase in net assets from operations          $  443,036,922   $  494,813,947
                                                 ---------------  ---------------
Distributions declared to shareholders -
From net investment income (Class A)             $ (103,128,807)  $  (91,296,492)
From net investment income (Class B)                (40,140,247)     (33,884,609)
From net investment income (Class C)                 (1,719,502)        (302,945)
From net realized gain on investments and
  foreign currency transactions (Class A)          (104,083,151)      (1,471,111)
From net realized gain on investments and
  foreign currency transactions (Class B)           (47,213,572)        (672,401)
From net realized gain on investments and
  foreign currency transactions (Class C)            (1,295,700)          (2,050)
                                                 ---------------  ---------------
 Total distributions declared to shareholders    $ (297,580,979)  $ (127,629,608)
                                                 ---------------  ---------------
Fund share (principal) transactions -
Net proceeds from sale of shares                 $  883,738,695   $  620,581,586
Net asset value of shares issued to
  shareholders in reinvestment of distributions     250,392,788      108,185,007
Cost of shares reacquired                          (614,411,016)    (526,677,345)
                                                 ---------------  ---------------
 Increase in net assets from Fund share
   transactions                                  $  519,720,467   $  202,089,248
                                                 ---------------  ---------------
  Total increase in net assets                   $  665,176,410   $  569,273,587
Net assets:
At beginning of period                            3,270,708,846    2,701,435,259
                                                 ---------------  ---------------
At end of period (including accumulated
  undistributed net investment income of
  $4,235,183 and $1,522,351, respectively)       $3,935,885,256   $3,270,708,846
                                                 ---------------  ---------------

See notes to financial statements

Financial Highlights

-----------------------------------------------------------------------------------------------------------
Year Ended September 30,                                 1996       1995       1994      1993       1992
-----------------------------------------------------  ---------  ---------  --------- --------- ----------
                                                  Class A
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $ 14.46    $12.80     $13.70    $12.42     $11.82
                                                       ---------  ---------  --------- --------- ----------
Income from investment operations# -
 Net investment income[S.]                              $  0.64    $ 0.64     $ 0.54    $ 0.45     $ 0.65
 Net realized and unrealized gain (loss) on
  investments and foreign currency  transactions           1.21      1.64      (0.69)     1.74       0.75
                                                       ---------  ---------  --------- --------- ----------
   Total from investment operations                     $  1.85    $ 2.28     $(0.15)   $ 2.19     $ 1.40
                                                       ---------  ---------  --------- --------- ----------
Less distributions declared to shareholders -
 From net investment income                             $ (0.62)   $(0.61)    $(0.54)   $(0.59)    $(0.66)
 From net realized gain on investments and foreign
  currency transactions                                   (0.66)    (0.01)     (0.10)    (0.32)     (0.14)
 In excess of net realized gain on investments and
  foreign currency transactions                            --        --        (0.11)     --         --
                                                       ---------  ---------  --------- --------- ----------
   Total distributions declared to shareholders         $ (1.28)   $(0.62)    $(0.75)   $(0.91)    $(0.80)
                                                       ---------  ---------  --------- --------- ----------
Net asset value - end of period                         $ 15.03    $14.46     $12.80    $13.70     $12.42
                                                       ---------  ---------  --------- --------- ----------
Total return++                                            13.50%    18.36%    (1.07)%    18.32%     12.26%
Ratios (to average net assets)/Supplemental data[S.]:
 Expenses##                                                0.91%     0.87%      0.85%     0.84%      0.84%
 Net investment income                                     4.35%     4.82%      4.26%     4.51%      5.40%
Portfolio turnover                                          140%      102%        91%       95%        84%
Average commission rate###                              $0.0547      --         --        --         --
Net assets at end of period (000,000 omitted)           $ 2,568    $2,242     $1,857    $1,702     $1,198
 [S.]The distributor did not impose a portion of its distribution fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
  Net investment income                                   --       $ 0.63     $ 0.52      --         --
  Ratios (to average net assets):
   Expenses##                                             --         0.97%      0.95%     --         --
   Net investment income                                  --         4.72%      4.16%     --         --

   # Per share data for the periods subsequent to September 30, 1993 is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 ### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
[S.] For the years ended September 30, 1992 and 1991, $0.0508 and $0.0596, respectively, of per share distributions from net investment income have been redesignated as distributions from capital gains.
  ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

----------------------------------------------------------------------------------------------------------
 Year Ended September 30,                               1991       1990       1989      1988       1987
----------------------------------------------------  ---------  ---------  --------- --------- ----------
                                                  Class A
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $10.25     $11.58     $10.13    $11.47     $ 9.77
                                                      ---------  ---------  --------- --------- ----------
Income from investment operations -
 Net investment income                                 $ 0.67     $ 0.64     $ 0.65    $ 0.62     $ 0.56
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions          1.57      (1.25)      1.71     (1.07)      2.07
                                                      ---------  ---------  --------- --------- ----------
   Total from investment operations                    $ 2.24     $(0.61)    $ 2.36    $(0.45)    $ 2.63
                                                      ---------  ---------  --------- --------- ----------
Less distributions declared to shareholders -
 From net investment income[S.]                        $(0.61)    $(0.66)    $(0.63)   $(0.60)    $(0.56)
 From net realized gain on investments and foreign
  currency transactions                                 (0.06)     (0.06)     (0.28)    (0.08)     (0.36)
 From paid-in capital                                    --         --         --       (0.21)     (0.01)
                                                      ---------  ---------  --------- --------- ----------
   Total distributions declared to shareholders        $(0.67)    $(0.72)    $(0.91)   $(0.89)    $(0.93)
                                                      ---------  ---------  --------- --------- ----------
Net asset value - end of period                        $11.82     $10.25     $11.58    $10.13     $11.47
                                                      ---------  ---------  --------- --------- ----------
Total return++                                          22.25%     (5.59)%    23.46%    (3.93)%    26.81%
Ratios (to average net assets)/Supplemental data:
 Expenses                                                0.87%      0.85%      0.72%     0.71%      0.63%
 Net investment income                                   5.89%      5.71%      5.97%     6.06%      5.05%
Portfolio turnover                                         74%        50%        53%       52%        58%
Net assets at end of period (000,000 omitted)          $  909     $  707     $  628    $  508     $  551

[S.] For the years ended September 30, 1992 and 1991, $0.0508 and $0.0596, respectively, of per share distributions from net investment income have been redesignated as distributions from capital gains.
  ++ Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.

See notes to financial statements

----------------------------------------------------------------------------------------------
 Year Ended September 30,                               1996       1995       1994      1993*
----------------------------------------------------  ---------  ---------  -------------------
Class B
 -----------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $ 14.46    $12.80     $13.70    $13.53
                                                      ---------  ---------  -------------------
Income from investment operations# -
 Net investment income                                 $  0.52    $ 0.53     $ 0.39    $ 0.06
 Net realized and unrealized gain (loss) on
   investments and foreign currency transactions          1.21      1.64      (0.65)     0.16
                                                      ---------  ---------  -------------------
   Total from investment operations                    $  1.73    $ 2.17     $(0.26)   $ 0.22
                                                      ---------  ---------  -------------------
Less distributions declared to shareholders -
 From net investment income                            $ (0.51)   $(0.50)    $(0.43)   $(0.05)
 From net realized gain on investments and foreign
  currency transactions                                  (0.66)     --         --        --
 In excess of net investment income                       --       (0.01)     (0.10)     --
 From paid-in capital                                     --        --        (0.11)     --
                                                      ---------  ---------  -------------------
   Total distributions declared to shareholders        $ (1.17)   $(0.51)    $(0.64)   $(0.05)
                                                      ---------  ---------  -------------------
Net asset value - end of period                        $ 15.02    $14.46     $12.80    $13.70
                                                      ---------  ---------  -------------------
Total return                                             12.49%    17.46%     (1.93)%   15.24%+
Ratios (to average net assets)/Supplemental data:
 Expenses##                                               1.67%     1.71%      1.70%     1.75%+
 Net investment income                                    3.56%     3.97%      3.45%     3.98%+
Portfolio turnover                                         140%      102%        91%       95%
Averaage commission rate###                            $0.0547    $ --       $ --      $ --
Net assets at end of period (000,000 omitted)          $ 1,284    $1,005     $  843    $  532

  * For the period from the commencement of offering of Class B shares, August 23, 1993 to September 30, 1993.
  + Annualized.
  # Per share data for the periods subsequent to September 30, 1993 is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

--------------------------------------------------------------------------------------
Year Ended September 30,                                1996       1995      1994*
----------------------------------------------------  ---------  --------- ----------
                                       Class C
 ------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $ 14.49    $12.80     $12.92
                                                      ---------  --------- ----------
Income from investment operations# -
 Net investment income                                 $  0.53    $ 0.54     $ 0.08
 Net realized and unrealized gain (loss) on
   investments and foreign currency transactions          1.22      1.66      (0.13)
                                                      ---------  --------- ----------
   Total from investment operations                    $  1.75    $ 2.20     $(0.05)
                                                      ---------  --------- ----------
Less distributions declared to shareholders -
 From net investment income                            $ (0.52)   $(0.50)    $(0.07)
 From net realized gain on investments and  foreign
  currency transactions                                  (0.66)    (0.01)      --
                                                      ---------  --------- ----------
   Total distributions declared to shareholders        $ (1.18)   $(0.51)    $(0.07)
                                                      ---------  --------- ----------
Net asset value - end of period                        $ 15.06    $14.49     $12.80
                                                      ---------  --------- ----------
Total return                                             12.67%    17.66%     (0.41%)
Ratios (to average net assets)/Supplemental data:
 Expenses##                                               1.63%     1.67%      1.76%+
 Net investment income                                    3.67%     4.14%      4.08%+
Portfolio turnover                                         140%      102%        91%
Average commission rate###                             $0.0547      --         --
Net assets at end of period (000,000 omitted)          $    83    $   23     $    1

  * For the period from the commencement of offering of Class C shares, August 1, 1994 to September 30, 1994.
  + Annualized.
  # Per share data for the periods subsequent to September 30, 1993 is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Total Return Fund (the Fund) is a diversified series of MFS Series Trust V (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities, currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Fund with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended September 30, 1996, $25,268 was reclassified to accumulated undistributed net realized gain on investments from accumulated undistributed net investment income due to differences between book and tax accounting for mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed and paid monthly at an effective annual rate of 0.21% of average daily net assets and 3.09% of investment income.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $35,302 for the year ended September 30, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $1,144,503 for the year ended September 30, 1996, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $809,019 for the year ended September 30, 1996. Fees incurred under the distribution plan during the year ended September 30, 1996 were 0.33% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers who enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $138,385 and $5,233 for Class B and

Class C shares, respectively, for the year ended September 30, 1996. Fees incurred under the distribution plans during the year ended September 30, 1996 were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within twelve months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended September 30, 1996 were $13,595, $1,500,543 and $3,178 for Class A, Class B and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     Purchases           Sales
---------------------------------------------- ---------------  ---------------
U.S. government securities                      $2,288,572,918  $1,617,796,684
Investments (non-U.S. government securities)    $2,909,176,637  $3,087,843,253

The cost and unrealized appreciation or depreciation in value of the invest-ments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $3,390,188,400
                                                                ---------------
Gross unrealized appreciation                                   $  564,473,842
Gross unrealized depreciation                                      (39,458,481)
                                                                ---------------
  Net unrealized appreciation                                   $  525,015,361
                                                                ---------------

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                 1996                             1995
                                  -------------------------------- --------------------------------
Year Ended September 30,                  Shares           Amount          Shares            Amount
 ------------------------------- --------------- ---------------- ---------------  ----------------
Shares sold                           32,544,619    $ 475,330,763      27,571,191     $ 366,257,248
Shares issued to shareholders
  in reinvestment of
  distributions                       11,900,327      171,688,507       5,805,766        77,216,013
Shares reacquired                    (28,608,019)    (418,045,276)    (23,436,000)     (309,567,243)
                                 --------------- ---------------- ---------------  ----------------
 Net increase                         15,836,927    $ 228,973,994       9,940,957     $ 133,906,018
                                 --------------- ---------------- ---------------  ----------------
Class B Shares
                                 1996                             1995
                                  -------------------------------- --------------------------------
Year Ended September 30,                  Shares           Amount          Shares            Amount
 ------------------------------- --------------- ---------------- ---------------  ----------------
Shares sold                           23,526,173    $ 343,774,175      17,488,663     $ 232,234,181
Shares issued to shareholders
  in reinvestment of
  distributions                        5,276,202       76,064,908       2,308,539        30,683,046
Shares reacquired                    (12,818,714)    (187,231,460)    (16,113,302)     (214,915,122)
                                 --------------- ---------------- ---------------  ----------------
 Net increase                         15,983,661    $ 232,607,623       3,683,900     $  48,002,105
                                 --------------- ---------------- ---------------  ----------------
Class C Shares
                                 1996                             1995
                                  -------------------------------- --------------------------------
Year Ended September 30,                  Shares           Amount          Shares            Amount
 ------------------------------- --------------- ---------------- ---------------  ----------------
Shares sold                            4,404,959    $  64,633,757       1,619,700     $  22,090,157
Shares issued to shareholders
  in reinvestment of
  distributions                          182,264        2,639,373          20,825           285,948
Shares reacquired                       (624,347)      (9,134,280)       (163,091)       (2,194,980)
                                 --------------- ---------------- ---------------  ----------------
 Net increase                          3,962,876    $  58,138,850       1,477,434     $  20,181,125
                                 --------------- ---------------- ---------------  ----------------

(6) Line of Credit

The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended September 30, 1996 was $40,695.

(7) Financial Instruments

The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts

                                                              Unrealized
                  Expiration   Contracts      Position      Depreciation
----------------------------   ---------      --------      -------------
U.S. Treasury Notes 12/31/96         584         Short         $(131,616)

*At September 30, 1996, the Fund had sufficient cash and/or securities to cover margin requirements on open future contracts.

(8) Restricted Security

The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At September 30, 1996, the Fund owned the following restricted security (constituting 0.08% of net assets). The value of this security is determined by valuations supplied by a pricing service or brokers.

Description               Date of Acquisition   Par Amount       Cost         Value
------------------------  -------------------- ------------- -------------  ------------
Merrill Lynch Mortgage
  Investors, Inc.,
  94-M1, 8.073s, 2022              6/22/94      $4,000,000    $2,772,500    $2,985,000
                                                                            ------------

Independent Auditors' Report

To the Trustees of MFS Series Trust V and Shareholders of
MFS Total Return Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Fund (one of the series constituting MFS Series Trust V) as of September 30, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended September 30, 1996 and 1995, and the financial highlights for each of the years in the ten-year period ended September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at September 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Total Return Fund at September 30, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 1, 1996

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

The MFS Family of Funds(R)
America's Oldest Mutual Fund Group

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime). This material should be read carefully before investing or sending money.

Stock                                        World
-------------------------------------        ------------------------------------------
Massachusetts Investors Trust                MFS(R)/Foreign & Colonial Emerging Markets
                                               Equity Fund
Massachusetts Investors Growth Stock Fund
                                             MFS(R)/Foreign & Colonial International
MFS(R) Capital Growth Fund                     Growth Fund

MFS(R) Emerging Growth Fund                  MFS(R)/Foreign & Colonial International
                                               Growth and Income Fund
MFS(R) Gold & Natural Resources Fund
                                             MFS(R) World Asset Allocation Fund (SM)
MFS(R) Growth Opportunities Fund
                                             MFS(R) World Equity Fund
MFS(R) Managed Sectors Fund
                                             MFS(R) World Governments Fund
MFS(R) OTC Fund
                                             MFS(R) World Growth Fund
MFS(R) Research Fund
                                             MFS(R) World Total Return Fund
MFS(R) Value Fund

Stock and Bond                               National Tax-Free Bond
---------------------------------------      -------------------------------------------
MFS(R) Total Return Fund                     MFS(R) Municipal Bond Fund

MFS(R) Utilities Fund                        MFS(R) Municipal High Income Fund

Bond                                         MFS(R) Municipal Income Fund
---------------------------------------
MFS(R) Bond Fund                             State Tax-Free Bond
                                             --------------------------------------------
MFS(R) Government Mortgage Fund              Alabama, Arkansas, California, Florida,
                                             Georgia, Maryland, Massachusetts,
MFS(R) Government Securities Fund            Mississippi, New York, North Carolina,
                                             Pennsylvania, South Carolina, Tennesse
e,
MFS(R) High Income Fund                      Virginia, West Virginia

MFS(R) Intermediate Income Fund
                                             Money Market
MFS(R) Strategic Income Fund                 --------------------------------------------
                                             MFS(R) Cash Reserve Fund
Limited Maturity Bond
---------------------------------------      MFS(R) Government Money Market Fund
MFS(R) Government Limited Maturity Fund
                                             MFS(R) Money Market Fund
MFS(R) Limited Maturity Fund

MFS(R) Municipal Limited Maturity Fund

Ads Illustrate MFS' Unparalleled Experience

[round box]

                           MERCURY GEMINI APOLLO MFS

                          [long-distance shot of moon]

MFS' new advertisements look back at some of the most important events of the twentieth century to demonstrate a simple point -- no other fund company can match MFS' experience. MFS has been managing money for investors since 1924 when we "invented" the nation's first fund, Massachusetts Investors Trust.

Print and broadcast ads will offer dramatic portraits of what that 72 years' worth of experience means. By the time the Apollo rockets began taking off for the moon, for example, MFS had already been exploring the universe of stocks for more than four decades. The company was also on the scene, as other ads will illustrate, when Louis Armstrong was redefining jazz and when the great racehorse Whirlaway was galloping to a Triple Crown victory.

As MFS Chairman Keith Brodkin emphasizes, in today's increasingly competitive mutual fund industry, it's important to have a recognizable brand name. The goal of the MFS ad campaign is to increase public awareness of the company and its unique role in the industry as the inventor of the mutual fund.

The across-the-board strength of the MFS Family of Funds(R) will be highlighted in the print ads, which cite the performance results and Morningstar ratings of various MFS funds.

The broadcast ads appear on a number of cable and network television news and sports programs. The print ads appear in newspapers such as The Wall Street Journal and USA Today; in financial magazines such as Kiplinger's Personal Finance and Money, and in leisure magazines such as Golf Digest and Tennis.

(The cost of the campaign is being underwritten by MFS. It is neither a fund shareholder nor an annuity contractholder expense.)

MFS(R) Total Return Fund

Trustees
A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor; Former Chairman and Director (until
1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company

Peter G. Harwood - Private Investor

J. Atwood Ives - Chairman and Chief Executive Officer, Eastern Enterprises

Lawrence T. Perera - Partner, Hemenway & Barnes

William J. Poorvu - Adjunct Professor, Harvard University Graduate School of Business Administration

Charles W. Schmidt - Private Investor

Arnold D. Scott* - Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company

Jeffrey L. Shames* - President and Director,
Massachusetts Financial Services Company

Elaine R. Smith - Independent Consultant

David B. Stone - Chairman, North American Management Corp. (investment advisers)

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Fund Managers*
David M. Calabro
Geoffrey L. Kurinsky
Judith N. Lamb
Lisa B. Nurme
Maura A. Shaughnessy

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

Custodian
Investors Bank & Trust Co.

Auditors
Deloitte & Touche LLP

Investor Information
For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances and exchanges, call toll free:
1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

Web Site
http://www.mfs.com

[Dalbar logo]

For the third year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."

[back cover]

MFS(R) Total             [Dalbar logo]                      Bulk Rate
Return Fund                                                 U.S. Postage
                                                            P A I D
500 Boylston Street                                         Permit #55638
Boston, MA 02116                                            Boston, MA

[MFS logo]



(C) 1996 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                                     MTR-2-11/96 277M 15/215/315